                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 4, 2000


                            KRAUSE'S FURNITURE, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


                0-17868                               77-0310773
         (Commission File Number                   (I.R.S. Employer
                                                   Identification No.)


                    200 North Berry Street, Brea, California
               (Address of Principal Executive Offices) (Zip Code)


                                 (714) 990-3100
                         (Registrant's telephone number,
                              including area code)


                                PAGE 1 OF 5 PAGES

ITEM 5.    OTHER EVENTS

     On January 11, 2000, Krause's agreed to privately sell 380,000 shares of Series A Convertible Preferred Stock for $19 million. Krause's has committed to use $10 million of the proceeds of the sale to fund the initial launch of an e-commerce and business-to-business unit of Krause's. The remaining $9 million will be used for reducing revolving debt and pursuing Krause's continuing remodeling and expansion strategy. Some significant terms of the transaction are highlighted below.

     Under the Securities Purchase Agreement among Krause's, TH Lee.Putnam Internet Partners, L.P., TH Lee.Putnam Internet Parallel Partners, L.P., GE Capital Equity Investments, Inc. and a number of individual investors, dated as of January 11, 2000, Krause's will sell 380,000 shares of Krause's Series A Convertible Preferred Stock at a price of $50 per share, for an aggregate purchase price of $19 million. The Securities Purchase Agreement requires Krause's to receive approval of its Board of Directors of a new e-commerce and business-to-business business plan, and to spend $10 million of the proceeds of the sale of Series A Convertible Preferred Stock to fund the initial launch of that plan. A copy of the Securities Purchase Agreement is attached hereto as
Exhibit 10.15 and is incorporated herein by reference.

     Krause's filed a Certificate of Designation establishing the terms of the Series A Convertible Preferred Stock with the Delaware Secretary of State on January 12, 2000. Under the Certificate of Designation, each share of Series A Convertible Preferred Stock is convertible into 45.45 shares of Common Stock at a conversion price of $1.10 per share. The holders of the Series A Convertible Preferred Stock will have a right to redeem a portion of the preferred stock if Krause's does not spend the $10 million of proceeds reserved for e-commerce and business-to-business uses in accordance with the e-commerce and business-to-business business plan. The Certificate of Designation authorizes Krause's to issue up to 450,000 shares of Series A Convertible Preferred Stock, although Krause's currently has obligations to issue only up to approximately 405,000 shares. The Certificate of Designations is attached hereto as Exhibit 4.6 and is incorporated herein by reference.

     Also as of January 14, 2000, Krause's entered into an Amended and Restated Registration Rights agreement with the purchasers of the Series A Convertible Preferred Stock. The Amended and Restated Registration Rights Agreement gives the holders of the Series A Convertible Preferred Stock a qualified right to require Krause's to register the Common Stock issuable on conversion of the preferred stock for resale under the Securities Act of 1933. The holders will also have a qualified right to include the Common Stock issuable on conversion of the preferred stock in other registrations undertaken by Krause's. In addition, the Amended and Restated Registration Rights Agreement requires the Company to use its best efforts to effect a shelf registration for the Common Stock, issuable on conversion of the 100,000 shares of Series A Convertible Preferred Stock held by some of the investors within 180 days of January 11, 2000. The Amended and Restated Registration Rights Agreement is attached hereto as Exhibit 10.16 and is incorporated herein by reference.

     As of January 14, 2000, Krause's and the purchasers of the Series A Convertible Preferred Stock entered into an Amended and Restated Stockholders Agreement. The Amended and Restated Stockholders Agreement places restrictions on the sale or transfer of stock by the purchasers. It also requires all purchasers of the Series A Convertible Preferred Stock and the stockholders still obligated under the 1996 Stockholders Agreement to vote their shares in favor of the election of designated candidates for the Board of Directors. The board designees will be as follows:

     o    one director designated by General Electric Capital Corporation;

     o    one director designated by the Permal Group of stockholders;

     o Philip Hawley or, on his death or incapacity, John Hawley or the designee of the trustee of the Hawley trust;

     o two directors designated by TH Lee.Putnam Internet Partners and TH Lee.Putnam Internet Parallel Partners, one of whom is to be an e-commerce or business-to-business expert;

     o three directors designated by the vote of the following: the GECC designee, the Permal Group of stockholders' designee, one of the TH Lee.Putnam designees (the one who has not been designated as an e-commerce or business-to-business expert) and Philip Hawley.

The Amended and Restated Stockholders Agreement is attached hereto as Exhibit
10.17 and is incorporated herein by reference.


     In connection with the transaction, Krause's and the holders of its Subordinated Notes (General Electric Capital Corporation and Japan Omnibus, Ltd.) agreed on January 11, 2000 to make the following changes to the terms of the notes:

     o defer for a period of 11 months the scheduled start of installment principal payments on the notes.

     o provide Krause's with the right to defer payments of interest on the notes for periods ending on or prior to December 31, 2000. Payments of interest deferred are due and payable, at the option of the holders of the notes, either (a) on December 31, 2000 in shares of Series A Convertible Preferred Stock (based on the original issue price of $50 per share) or (b) in cash on the date on which the final installment payment of principal on such notes is due and payable.

Additionally, Krause's and the holders of its Subordinated Notes agreed to modify the financial covenants pertaining to the notes so that they continue to relate to the performance of Krause's retail business rather than relating to the combined performance of the retail business and the new e-commerce and business-to-business unit.

The Agreement amending the terms of the Notes is attached hereto as Exhibit 4.8 and is incorporated herein by reference.

      On December 15, 1999, Krause's Custom Crafted Furniture Corp., a wholly owned subsidiary of Krause's, entered into an Eighth Amendment to Loan and Security Agreement with its principal lender, Congress Financial Corp. (Western) ("Congress"), further modified by an Amendment dated December 22, 1999, which, among other things:

      o Eliminated as of January 11, 2000, a temporary increase in its advance rates.

      o  Eliminated the financial covenant relating to EBITDA.

      o Modified the net worth covenant to take into consideration additional permitted borrowings from Krause's.

      o  Increased the amount of permitted borrowing from Krause's.

      o Waived breaches of financial covenants relating to EBITDA and adjusted net worth in recent periods.

The Eighth Amendment to Loan and Security Agreement is attached hereto as
Exhibit 10.18 and is incorporated herein by reference. The Amendment to the Eighth Amendment to the Loan and Security Agreement dated December 22, 1999 is attached hereto as Exhibit 10.19 and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Exhibits.

                   Exhibit
                      No.                          Description
                   -------        -----------------------------------------------------
                     4.6          Certificate of Designation of Series A Convertible
                                  Preferred Stock of Krause's Furniture, Inc.

                     4.7          Amendment to the Supplemental Securities Agreement by
                                  and among Krause's Furniture, Inc., General Electric
                                  Capital Corporation and Japan Omnibus Ltd., dated
                                  December 14, 1999.

                     4.8          Agreement by and among Krause's Furniture,
                                  Inc., General Electric Capital Corporation, and Japan Omnibus Ltd., dated January 11, 2000.

                    10.15*        Series A Convertible Preferred Stock Securities
                                  Purchase Agreement dated as of January 11, 2000.

                    10.16         Amended and Restated Registration Rights Agreement
                                  by and among Krause's Furniture, Inc. and the
                                  Stockholders Listed on the Signature Pages Thereof,
                                  dated January 14, 2000.

                    10.17         Amended and Restated Stockholders Agreement by and
                                  among Krause's Furniture, Inc. and the Stockholders
                                  Listed on the Signature Pages Thereof, dated as of
                                  January 14, 2000.

                    10.18         Eighth Amendment to Loan And Security Agreement,
                                  by and between Congress Financial Corporation
                                  (Western), Krause's Custom Crafted Furniture Corp.,
                                  and its wholly owned subsidiary, Castro Convertible
                                  Corporation, dated as of December 15, 1999.

                    10.19 Amendment to Eighth Amendment to Loan and Security Agreement, by and between Congress Financial Corporation (Western), and Krause's Custom Crafted Furniture, Inc., dated December 22, 1999.

                    10.20 First Amendment to Amended and Restated Subordination Agreement, dated as of December 15, 1999, by and between Congress Financial Corporation (Western) and Krause's Furniture, Inc.

                     99.1         Press release of Krause's Furniture, Inc.
                                  dated January 13, 2000.


           * Portions have been omitted pursuant to a confidential treatment request.


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KRAUSE'S FURNITURE, INC.

                                        /s/ ROBERT A. BURTON
Date:  February 4, 2000                 ----------------------------------------
                                        Robert A. Burton
                                        Executive Vice President and
                                        Chief Financial Officer